Exhibit 32.1

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, R. Christopher Hoehn-Saric, Chief Executive Officer of Educate, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.	This Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ R. Christopher Hoehn-Saric
Name:	R. Christopher Hoehn-Saric
Date: May 9, 2006

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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